                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Proxy Statement/Prospectus included as part of this Registration Statement on Form S-4.

                                          ARTHUR ANDERSEN LLP

Houston, Texas
August 11, 1998